Exhibit 99.2

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements of ALJ Regional Holdings, Inc. (“ALJ,” the “Company” or “we”) and subsidiaries were derived from the Company’s historical consolidated financial statements. They are presented to give effect to the dispositions of Phoenix Color Corp. and subsidiaries (“Phoenix”) and certain business contracts of Faneuil Inc. and subsidiaries (“Faneuil Contracts”) by ALJ.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 is presented as if the dispositions had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if (i) the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented for Phoenix, and (ii) the Faneuil Contracts disposition occurred on October 1, 2020, the beginning of the earliest pro forma period presented for Faneuil.

The pro forma information has been prepared for illustrative purposes only and is not intended to represent or be indicative of the consolidated results of operations that actually would have been achieved had the dispositions of Phoenix and Faneuil Contracts been completed prior to the periods presented. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations.  The pro forma information should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on December 20, 2021, and the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2021 filed with the SEC on February 11, 2022.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(in thousands, except par value)

	On September 30, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,276	$(656)	$—	$136,128	(a) (b) (c) (d) (e)	$137,748
Accounts receivable, net of allowance for doubtful accounts of $83	68,572	(10,912)	—	—		57,660
Inventories, net	7,654	(7,654)	—	—		—
Prepaid expenses and other current assets	10,894	(2,042)	(189)	—		8,663
Total current assets	89,396	(21,264)	(189)	136,128		204,071
Property and equipment, net	63,930	(41,066)	(7,295)	—		15,569
Operating lease right-of-use assets	29,048	—	(8,252)	—		20,796
Intangible assets, net	30,611	(18,705)	—	—		11,906
Collateral deposits	487	—	—	—		487
Other assets	1,181	(389)	—	—		792
Total assets	$214,653	$(81,424)	$(15,736)	$136,128		$253,621
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,241	$(3,986)	$—	$—		$11,255
Accrued expenses	26,211	(5,396)	(1,340)	—		19,475
Income taxes payable	181	—	—	10	(e)	191
Deferred revenue and customer deposits	4,053	—	—	—		4,053
Term loans, net of deferred loan costs - current installments	2,692	—	—	(2,692)	(c)	—
Finance lease obligations - current installments	765	—	—	—		765
Operating lease obligations - current installments	4,722	—	(2,003)	—		2,719
Current portion of workers' compensation reserve	710	—	—	—		710
Other current liabilities	4,353	(667)	—	—		3,686
Total current liabilities	58,928	(10,049)	(3,343)	(2,682)		42,854
Line of credit, net of deferred loan costs	5,490	—	—	(5,490)	(c)	—
Term loans, less current portion, net of deferred loan costs	93,484	—	—	(93,484)	(c)	—
Deferred revenue, less current portion	369	—	—	—		369
Workers' compensation reserve, less current portion	1,749	—	—	—		1,749
Finance lease obligations, less current installments	332	—	—	—		332
Operating lease obligations, less current installments	32,767	—	(10,489)	—		22,278
Deferred tax liabilities, net	852	—	—	(852)	(e)	—
Other non-current liabilities	8,106	(1,841)	—	—		6,265
Total liabilities	202,077	(11,890)	(13,832)	(102,508)		73,847
Stockholders’ equity:
Common stock, $0.01 par value; authorized – 100,000 shares; 42,406 issued and outstanding on September 30, 2021	424	—	—	—		424
Additional paid-in capital	288,355	—	—	—		288,355
Accumulated deficit	(276,203)	(69,534)	(1,904)	238,636	(a) (b) (c) (d) (e)	(109,005)
Total stockholders’ equity	12,576	(69,534)	(1,904)	238,636		179,774
Total liabilities and stockholders’ equity	$214,653	$(81,424)	$(15,736)	$136,128		$253,621

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended December 31, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
Net revenue	$103,082	$(28,303)	$(42,738)	$447	(d)	$32,488
Costs and expenses:
Cost of revenue	89,164	(21,640)	(38,917)	(331)	(d)	28,276
Selling, general, and administrative expense	20,183	(3,588)	(5,204)	(2,099)	(d)	9,292
Loss on disposal of assets, net	26	—	—	—		26
Total operating expenses	109,373	(25,228)	(44,121)	(2,430)		37,594
Operating loss	(6,291)	(3,075)	1,383	2,877		(5,106)
Other (expense) income:
Interest expense, net	(2,705)	1,436	1,254	—		(15)
Total other expense, net	(2,705)	1,436	1,254	—		(15)
Loss from continuing operations before income taxes	(8,996)	(1,639)	2,637	2,877		(5,121)
(Provision for) benefit from income taxes	(396)	497	12	(129)	(e)	(16)
Net loss	$(9,392)	$(1,142)	$2,649	$2,748		$(5,137)
Loss per share of common stock–basic and diluted	$(0.22)					$(0.12)
Weighted average shares of common stock outstanding– basic and diluted	42,407					42,407

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
Net revenue	$440,853	$(115,627)	$(154,812)	$2,951	(d)	$173,365
Costs and expenses:
Cost of revenue	355,245	(87,903)	(119,549)	(27)	(d)	147,766
Selling, general, and administrative expense	76,688	(15,115)	(20,047)	(7,381)	(d)	34,145
Gain on disposal of assets, net	(191)	192	—	(114,693)	(b)	(114,692)
Total operating expenses	431,742	(102,826)	(139,596)	(122,101)		67,219
Operating income	9,111	(12,801)	(15,216)	125,052		106,146
Other (expense) income:
Interest expense, net	(10,190)	4,922	5,209	—		(59)
Loss on debt extinguishment	(2,072)	—	—	2,072	(c)	—
Total other expense, net	(12,262)	4,922	5,209	2,072		(59)
(Loss) income from continuing operations before income taxes	(3,151)	(7,879)	(10,007)	127,124		106,087
Provision for income taxes	(429)	422	57	(10,901)	(e)	(10,851)
(Loss) income from continuing operations	(3,580)	(7,457)	(9,950)	116,223		95,236
Net loss from discontinued operations, net of taxes	(1,063)	—	—	—		(1,063)
Net (loss) income	$(4,643)	$(7,457)	$(9,950)	$116,223		$94,173
(Loss) income per share of common stock–basic:
Continuing operations	$(0.08)					$2.25
Discontinued operations	$(0.03)					$(0.03)
Net (loss) income per share (1)	$(0.11)					$2.22
(Loss) income per share of common stock–diluted:
Continuing operations	$(0.08)					$1.75
Discontinued operations	$(0.03)					$(0.02)
Net (loss) income per share (1)	$(0.11)					$1.73
Weighted average shares of common stock outstanding:
Basic	42,329					42,329
Diluted	42,329					54,417

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2020
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
Net revenue	$350,053	$(103,021)	$—		$247,032
Costs and expenses:
Cost of revenue	282,488	(79,079)	—		203,409
Selling, general, and administrative expense	67,284	(14,873)	—		52,411
Impairment of goodwill	56,492	(32,542)	—		23,950
Gain on disposal of assets, net	(324)	324	—		—
Total operating expenses	405,940	(126,170)	—		279,770
Operating loss	(55,887)	23,149	—		(32,738)
Other (expense) income:
Interest expense, net	(10,528)	5,640	4,728	(c)	(160)
Interest from legal settlement	200	—	—		200
Loss on debt extinguishment	—	—	(3,694)	(c)	(3,694)
Total other expense, net	(10,328)	5,640	1,034		(3,654)
Loss from continuing operations before income taxes	(66,215)	28,789	1,034		(36,392)
Benefit from income taxes	2,043	284	604	(e)	2,931
Loss from continuing operations	(64,172)	29,073	1,638		(33,461)
Net (loss) gain from discontinued operations, net of taxes	(3,502)	—	49,337	(a) (e)	45,835
Net (loss) income	$(67,674)	$29,073	$50,975		$12,374
(Loss) income per share of common stock–basic:
Continuing operations	$(1.52)				$(0.79)
Discontinued operations	$(0.08)				$1.09
Net (loss) income per share (1)	$(1.60)				$0.29
(Loss) income per share of common stock–diluted:
Continuing operations	$(1.52)				$(0.63)
Discontinued operations	$(0.08)				$0.86
Net (loss) income per share (1)	$(1.60)				$0.23
Weighted average shares of common stock outstanding:
Basic	42,186				42,186
Diluted	42,186				53,360

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.  Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 was prepared as if the dispositions of Phoenix and Faneuil Contracts had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if (i) the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented for Phoenix, and (ii) the Faneuil Contracts disposition occurred on October 1, 2020, the beginning of the earliest pro forma period presented for Faneuil.

Note 2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the dispositions Phoenix and Faneuil Contracts. The pro forma adjustments give effect to events that are (1) directly attributable to the dispositions, (2) expected to have a continuing impact on the registrant, and (3) factually supportable, and are based on assumptions that management believes are reasonable given the best information currently available.

Explanations that follow correspond to note references identified in the unaudited pro forma condensed financial statements provided on pages P-3 through P-6 of this exhibit:

(a)	To book proceeds and the related gains from the sale of Phoenix, net of related transaction expenses.

(b)	To book proceeds and the related gains from the sale of Faneuil Contracts, net of related transaction expenses.

(c)	To book payoff of certain debt, book the requisite prepayment penalty, and remove related interest expense using proceeds from the sale of Phoenix.

(d)	To eliminate redundant expenses and add license revenue related to the sale of Faneuil Contracts.

(e)	To record the tax impact of adjustments (a) through (d) above.